UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2008 (May 5, 2008)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices)   (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K/A CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.   WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

FOR EXAMPLE, THIS CURRENT REPORT ON FORM 8-K/A STATES THAT WE HAVE AGREED TO PURCHASE 48 MEDICAL OFFICE, CLINIC AND BIOTECH LABORATORY BUILDINGS FOR $565 MILLION AND THAT THESE SALES ARE EXPECTED TO BE COMPLETED DURING THE NEXT 12 MONTHS.  IN FACT, OUR OBLIGATION TO COMPLETE THESE PURCHASES IS SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE COMMERCIAL REAL ESTATE PURCHASES, INCLUDING, WITH RESPECT TO CERTAIN PROPERTIES, OBTAINING CONSENTS FROM MORTGAGEES AND WAIVERS OF RIGHTS OF FIRST REFUSAL FROM TENANTS.  ALSO, WE HAVE FINANCING CONTINGENCIES RELATING TO CERTAIN PROPERTIES FOR AN AGGREGATE PURCHASE PRICE OF APPROXIMATELY $245 MILLION.  AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, SOME PROPERTIES MAY NOT BE PURCHASED, THE PURCHASE PRICES PAYABLE BY US MAY BE CHANGED OR SOME OF THESE PURCHASES MAY BE ACCELERATED OR DELAYED.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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EXPLANATORY NOTE

We are filing this amendment to our Current Report on Form 8-K, or Form 8-K/A, to amend Item 9.01, which was originally included in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2008, or the Original Form 8-K.

We are amending and restating Item 9.01 of the Original Form 8-K to include the audited combined statements of revenues and certain operating expenses for the three years in the period ended December 31, 2007 of eight additional medical properties proposed to be acquired from HRPT Properties Trust, for a total of 14 properties, as well as the related unaudited pro forma financial statements for us which have been amended from the Original Form 8-K to reflect these additional audited results.

This amendment is limited in scope to the audited financial information and unaudited pro forma financial statements described above and a new consent of Ernst & Young LLP and does not amend, update, or change any other items or disclosures contained in the Original Form 8-K.  Accordingly, other items that remain unaffected are omitted in this filing.  Except as described in the preceding paragraphs, we do not purport by this Form 8-K/A to update any of the information contained in the Original Form 8-K.

Item 9.01  Financial Statements and Exhibits.

Pursuant to the requirements of Rule 3-14 of Regulation S-X, this Current Report on Form 8-K includes (i) Combined Statements of Revenues and Certain Operating Expenses for fourteen medical properties proposed to be acquired from HRPT Properties Trust, or HRPT, collectively referred to as HRPT Medical Properties, for the three months ended March 31, 2008 and 2007 (unaudited) and for the years ended December 31, 2007, 2006, and 2005, and (ii) pro forma financial data for us, which includes the 48 medical office, clinic and biotech laboratory buildings proposed to be acquired from HRPT as well as other acquisitions we have completed since January 1, 2008 (balance sheet) and January 1, 2007 (statements of income).  Because changes will likely occur in occupancy, rents and expenses with respect to the properties to be acquired and because some or all of the acquisitions may not be completed, the historical financial statements and pro forma financial data presented should not be considered as a projection of future results.  Differences could also result from, among other considerations, changes in our portfolio of investments, in interest rates and in our capital structure.

Between January 1, 2008 and April 30, 2008, we acquired the following additional senior living properties from five unaffiliated parties (dollars in thousands):

Date Acquired	Location	Number of Properties	Units	Purchase Price (1)
1/1/08	WI	5	568	$66,767
2/7/08	TX	2	98	10,292
2/17/08	NE	1	138	9,338
3/1/08	MN	1	228	48,549
3/31/08	CA, DE, MD	10	660	137,445
		19	1,692	$272,391

(1) Includes closing costs.

2

We funded these acquisitions using cash on hand, proceeds from equity issuances and borrowings under our revolving credit facility.

Certain properties acquired by us, or proposed to be acquired from HRPT, are leased to various tenants, including Five Star Quality Care, Inc., or Five Star, on a long term basis under net leases that transfer substantially all of the properties’ non financial operating and holding costs to the tenants. We have previously provided summary financial data and other information for Five Star in our Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The remaining tenants with net leases are engaged in a range of industries including health services, insurance, biotechnology research, and pharmaceutical with no significant concentration within any particular industry.  The majority of these net lease tenants are privately owned.  Certain leases are guaranteed by affiliates of the tenants, and each tenant generally pays its rent currently to HRPT.  Three of the most significant net lease tenants, excluding Five Star, include Fallon Clinic, Health Insurance Plan of New York, and EPIX Pharmaceuticals, Inc.  Fallon Clinic is one of the largest medical group practices in Central Massachusetts providing healthcare services in more than 20 medical facilities throughout the greater Worcester community.  Health Insurance Plan of New York is one of the largest health care companies providing health care services to approximately 1.4 million individuals.  EPIX Pharmaceuticals, Inc., or EPIX, is a biopharmaceutical company focused on discovering and developing novel therapeutics. EPIX also has collaborations with leading organizations, including GlaxoSmithKline, Amgen, Cystic Fibrosis Foundation Therapeutics, and Bayer Schering Pharma. EPIX is listed on NASDAQ under the symbol “EPIX.”

(a)	Financial Statements of Businesses Acquired.

Combined Statements of Revenues and Certain Operating Expenses for HRPT Medical Properties.

	Report of Independent Registered Public Accounting Firm	F-1
	Combined Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2008 and 2007 (unaudited), nd for the Years Ended December 31, 2007, 2006 and 2005	F-2
	Notes to Combined Statements of Revenues and Certain Operating Expenses	F-3

The historical financial statements listed in Item 9.01(a) present the results of operations of the HRPT Medical Properties during periods prior to their expected acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operations by us.

(b)	Pro Forma Financial Information.

	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

3

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008	F-7
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Three Months Ended March 31, 2008	F-8
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2007	F-9
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-10

(d)		Exhibits.

	23.1	Consent of Ernst & Young LLP.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Senior Housing Properties Trust

We have audited the accompanying combined statements of revenues and certain operating expenses of HRPT Medical Properties, for each of the three years in the period ended December 31, 2007. These statements are the responsibility of HRPT Medical Properties’ management.  Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall statements presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Senior Housing Properties Trust, as described in Note 1, and are not intended to be a complete presentation of HRPT Medical Properties’ revenues and expenses.

In our opinion, the statements referred to above present fairly, in all material respects, the combined revenues and certain operating expenses described in Note 1 of HRPT Medical Properties for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
May 22, 2008

HRPT Medical Properties

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	Three Months Ended March 31,		Year Ended December 31,
	2008	2007	2007	2006	2005
	(unaudited)
REVENUES:
Rental income	$6,930,800	$6,540,064	$26,801,760	$24,914,220	$22,833,518
Reimbursement from tenants and other income	1,020,418	1,182,117	4,710,058	4,093,955	5,059,435
	7,951,218	7,722,181	31,511,818	29,008,175	27,892,953

CERTAIN OPERATING EXPENSES:
Property operating expenses	1,695,969	1,432,257	6,358,578	6,208,172	6,791,924
Real estate taxes and insurance	936,640	868,269	3,595,360	3,022,327	2,755,388
	2,632,609	2,300,526	9,953,938	9,230,499	9,547,312

REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$5,318,609	$5,421,655	$21,557,880	$19,777,676	$18,345,641

See accompanying notes.

HRPT Medical Properties

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.                         General Information and Summary of Significant Accounting Policies

HRPT Properties Trust, a Maryland real estate investment trust, (“HRPT”) owns and operates fourteen medical office properties containing 940,352 square feet of space located in San Diego, CA, Washington, DC, Decatur, GA, Pikesville, MD, East Syracuse, NY, Pittsburgh, PA, Austin, TX, and Fairfax and Norfolk, VA (the “HRPT Medical Properties”).  The HRPT Medical Properties are managed by Reit Management & Research, LLC, or RMR.  On May 5, 2008, Senior Housing Properties Trust (“SNH”) agreed to acquire the HRPT Medical Properties.

The accompanying combined statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of SNH.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations.

Use of Estimates.  Preparation of the statements in conformity with U.S. generally accepted accounting principles requires HRPT management to make estimates and assumptions that may affect the amounts reported in the statements and related notes.  The actual results could differ from these estimates.

Revenue Recognition.  Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the life of the lease agreements.  Straight-line rent adjustments included in rental income on the combined statements of revenues and certain operating expenses totaled $1,588,557, $2,472,112 and $4,833,170, for the years ended December 31, 2007, 2006 and 2005, respectively.

Reimbursement from Tenants.  Reimbursements from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to the tenants.

HRPT Medical Properties

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES (CONTINUED)

2.                          Leases

HRPT, as lessor, has entered into non-cancelable operating leases at the HRPT Medical Properties.  These leases will be assumed by SNH when the HRPT Medical Properties are acquired.  Future minimum rentals under the leases in effect at December 31, 2007, are summarized as follows:

Year	Amount
2008	$26,347,030
2009	24,917,853
2010	22,946,841
2011	21,641,711
2012	20,104,908
Thereafter	112,647,896
$228,606,239

Leases are generally for terms greater than one year and for no more than 25 years and provide for operating expenses and real estate tax escalations and renewal options.

For the years ended December 31, 2007, 2006 and 2005, one tenant, The Scripps Research Institute, comprised 30%, 28% and 30% of rental income, respectively.

3.                          Related Person Transactions

HRPT paid certain fees to RMR in connection with its management of the HRPT Medical Properties, including property management fees equal to 3% of gross rents and construction management fees equal to 5% of certain construction costs.  HRPT also reimbursed RMR for certain administrative services.  Total fees and reimbursements paid to RMR by HRPT were $1,906,884, $1,725,985 and $1,643,225, for the years ended December 31, 2007, 2006 and 2005, respectively.  RMR also leases approximately 3,200 square feet of office space at one of the HRPT Medical Properties at rental rates which HRPT believes to be commercially reasonable.  Rental income received from RMR totaled $119,416, $114,752 and $109,334, for the years ended December 31, 2007, 2006 and 2005, respectively.

SENIOR HOUSING PROPERTIES TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2008, reflects our financial position as if the transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements were completed on March 31, 2008.  The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2008, and the year ended December 31, 2007, present our results of operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2007. The transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements include our pending acquisitions, our acquisitions of 19 properties in the first quarter of 2008, our acquisition of six wellness centers in 2007, and the related assumed and actual financings of the acquisitions. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our financial statements for the three months ended March 31, 2008, included in our Quarterly Report on Form 10-Q, our financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K, and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K.

The unaudited pro forma financial statements assume the acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT Properties Trust, or HRPT, are financed with borrowings under our revolving credit facility, obtaining a mortgage for $150 million at 7.9% per annum and assuming three mortgage debts totaling $11 million on two of the properties.  We expect to eventually fund these acquisitions with a mix of long term capital determined based upon market conditions.  These unaudited pro forma financial statements are provided for information purposes only and upon completion of the planned long term financing for these acquisitions our financial position and results of our operations will be significantly different than what is presented in these unaudited pro forma financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

The allocation of the purchase prices of the acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT and the assets reflected in these unaudited pro forma consolidated financial statements have been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  A final determination of the fair values of the 48 medical office, clinic and biotech laboratory buildings to be acquired, which cannot be made prior to the completion of the transactions, will be based on the actual net tangible and intangible assets that exist as of the dates of the completion of the transactions.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences will result if the acquisitions of any of the 48 medical office, clinic and biotech laboratory buildings from HRPT are not completed as planned.  Differences could also result from, among other considerations, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2008.  Consequently, amounts presented in the unaudited pro forma financial statements related to these transactions are likely to be different than actual future results.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2008

(dollars in thousands)

		Pro Forma Adjustments
		HRPT Medical	HRPT Medical
		Properties - 14	Properties - 34
	Historical	(A) (C)	(B) (C)	Pro Forma
ASSETS:
Real estate properties, at cost	$2,229,291	$283,972	$241,888	$2,755,151
Less accumulated depreciation	336,914	—	—	336,914
	1,892,377	283,972	241,888	2,418,237
Cash and cash equivalents	5,192	—	—	5,192
Restricted cash	3,957	—	—	3,957
Deferred financing fees, net	5,486	—	—	5,486
Other assets	29,960	38,015	20,100	88,075
	$1,936,972	$321,987	$261,988	$2,520,947

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Unsecured revolving credit facility	$115,000	$308,877	$95,123	$519,000
Senior unsecured notes due 2012 and 2015, net of discount	321,909	—	—	321,909
Secured debt and capital leases	104,465	11,000	150,000	265,465
Other liabilities	25,564	2,110	16,865	44,539
Shareholders’ equity	1,370,034	—	—	1,370,034
	$1,936,972	$321,987	$261,988	$2,520,947

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Three Months Ended March 31, 2008

(amounts in thousands, except per share amounts)

		HRPT Medical	HRPT Medical
		Properties - 14	Properties - 34	Pro Forma Adjustments
	Historical	(D)	(E)	Financing (F)	Adjustments		Pro Forma
REVENUES:
Rental income	$48,983	$—	$—	$—	$3,529	(G)	$52,512
HRPT Medical Properties rental income	—	6,931	4,152	—	1,179	(H)	12,262
Interest and other income	570	1,020	641	—	—		2,231
Total revenues	49,553	7,951	4,793	—	4,708		67,005

EXPENSES:
HRPT Medical Properties property
operating expenses	—	2,633	168	—	—		2,801
Interest	9,518	—	—	6,475	1,195	(I)	17,188
Depreciation	13,023	—	—	—	4,515	(J)	17,538
General and administrative	3,696	—	—	—	1,227	(K)	4,923
Total expenses	26,237	2,633	168	6,475	6,937		42,450

Net income	$23,316	$5,318	$4,625	$(6,475)	$(2,229)		$24,555

Weighted average shares outstanding	91,080				3,821	(L)	94,901

Basic and diluted earnings per share:
Net income	$0.26						$0.26

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2007

(amounts in thousands, except per share amounts)

		HRPT Medical	HRPT Medical	Pro Forma Adjustments
		Properties - 14	Properties - 34	Financing
	Historical	(M)	(N)	(O)	Adjustments		Pro Forma
REVENUES:
Rental income	$185,936	$—	$—	$—	$27,469	(P)	$213,405
HRPT Medical Properties rental income	—	26,802	17,905	—	4,273	(Q)	48,980
Interest and other income	2,086	4,710	2,656	—	—		9,452
Total revenues	188,022	31,512	20,561	—	31,742		271,837

EXPENSES:
HRPT Medical Properties property
operating expenses	—	9,954	644	—	—		10,598
Interest	37,755	—	—	25,900	5,932	(R)	69,587
Depreciation	47,384	—	—	—	22,266	(S)	69,650
General and administrative	14,154	—	—	—	5,719	(T)	19,873
Loss on early extinguishment of debt	2,026	—	—	—	—		2,026
Impairment of assets	1,400	—	—	—	—		1,400
Total expenses	102,719	9,954	644	25,900	33,917		173,134

Net income	$85,303	$21,558	$19,917	$(25,900)	$(2,175)		$98,703

Weighted average shares outstanding	83,168				5,524	(U)	88,692

Basic and diluted earnings per share:
Net income	$1.03						$1.11

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)        Represents the impact of our pending acquisitions from HRPT Properties Trust, or HRPT, of the 14 medical office, clinic and biotech laboratory buildings which are subject to the Regulation S-X, Rule 3-14 audited financial statements included in Item 9.01(a) of this Report on Form 8-K and related financings.  These pending acquisitions are expected to be funded with borrowings under our revolving credit facility and our assumption of three mortgages for approximately $11,000 on two of the properties.  The estimated purchase prices of these 14 properties are subject to change based on contractual terms of the purchase agreements.  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(B)         Represents the impact of our pending acquisitions of the remaining 34 medical office, clinic and biotech laboratory buildings we agreed to acquire from HRPT and related financings.  Such properties are leased to 13 separate tenants on a long term basis under net leases that transfer substantially all of the properties’ non financial operating and holding costs to the tenants. These pending acquisitions are expected to be funded with borrowings under our revolving credit facility and our obtaining a mortgage for $150,000.  The estimated purchase prices of these 34 properties are subject to change based on contractual terms of each purchase agreement.  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(C)         Includes the impact of the preliminary purchase accounting adjustments for the pending acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT for the value of in-place leases and the fair market value of above or below market leases and customer relationships.

The allocation of other assets is as follows:

HRPT Medical Properties – 14 (Origination Costs)	$9,895
HRPT Medical Properties – 34 (Origination Costs)	9,750
HRPT Medical Properties – 14 (Above Market Leases)	28,120
HRPT Medical Properties – 34 (Above Market Leases)	10,350
Total	$58,115

The allocation of other liabilities is as follows:

HRPT Medical Properties – 14 (Below Market Leases)	$2,110
HRPT Medical Properties – 34 (Below Market Leases)	16,865
Total	$18,975

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Three Months Ended March 31, 2008

(D)      Represents the impact on revenues and operating expenses for the three months ended March 31, 2008 of the historical results of our pending acquisitions from HRPT of the 14 medical office, clinic and biotech laboratory buildings which are subject to the Regulation S-X, Rule 3-14 audited financial statements included in Item 9.01(a) of this Report on Form 8-K. A management fee of 3% of gross rents is included in property operating expenses.

(E)       Represents the impact on revenues and operating expenses for the three months ended March 31, 2008 of the historical results of our pending acquisitions from HRPT of 34 medical office, clinic and biotech laboratory buildings. Such properties are leased to 13 separate tenants on a long term basis under net leases that transfer substantially all of the properties’ non financial operating and holding costs to the tenants. A management fee of 3% of gross rents is included in property operating expenses.

Details of the pending acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT are as follows by state:

Location by State	Number of Buildings	Square Feet	Purchase Prices (1)
CA	4	198	$126,194
Washington, DC	2	210	63,693
FL	3	46	12,737
GA	1	52	8,208
MA	20	501	114,423
MD	1	42	6,933
NY	3	188	52,117
OK	4	210	28,911
PA	3	229	30,651
RI	1	62	12,336
TX	3	266	76,676
VA	3	182	32,121
	48	2,186	$565,000

(1) Excludes closing costs

(F)       Represents the full quarter impact of the cost of financing the pending acquisitions of the 48 medical office, clinic and biotech laboratory buildings with borrowings under our revolving credit facility of $404,000 at our current interest rate of 3.48% per annum and obtaining a mortgage loan for $150,000 at an interest rate of 7.9% per annum.  The cost of financing the remaining $11,000 of the purchase price is described in Note (I).

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(G)       During the first quarter of 2008, we purchased 19 senior living properties with a total of 1,692 units for approximately $272,391 from five unaffiliated parties.  We leased these properties for initial rent of $21,800.  Such properties are leased to Five Star Quality Care, Inc., or Five Star, on a long term basis under net leases that transfer substantially all of the properties’ non financial operating and holding costs to the tenant. We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February 2008 and borrowings under our revolving credit facility of $115,000.  The adjustment to rental income represents the full quarter impact assuming we acquired these 19 senior living properties on January 1, 2008.

(H)      Represents the straight-line rent adjustment of the pending acquisitions of the 48 medical office, clinic and biotech laboratory buildings.  Also includes the preliminary amortization of capitalized above and below market lease values for these pending acquisitions.  The allocation of the adjustment is as follows:

HRPT Medical Properties – 14 (Straight-line)	$862
HRPT Medical Properties – 34 (Straight-line)	665
HRPT Medical Properties – 14 (Above Market Leases)	(742)
HRPT Medical Properties – 34 (Above Market Leases)	(225)
HRPT Medical Properties – 14 (Below Market Leases)	138
HRPT Medical Properties – 34 (Below Market Leases)	481
Total	$1,179

(I)        Represents the full quarter impact on interest expense for the three months ended March 31, 2008, from $115,000 outstanding on our revolving credit facility at our current interest rate of 3.48% per annum for the 2008 acquisitions described above in Note (G).  Also includes the interest expense on the assumption of three mortgage debts from HRPT that encumber two of the properties, one for $4,500 at 6.5% per annum, one for $2,100 at 7.85% per annum and one for $4,400 at 7.31% per annum.  The allocation of interest expense is as follows:

2008 Acquisitions	$1,001
Assumption of mortgage debt from HRPT	194
Total	$1,195

(J)        Represents the full quarter impact on depreciation expense for the three months ended March 31, 2008, of properties acquired by us during 2008 described in Note (G) and the pro forma impact of the acquisitions of the 14 and 34 medical office, clinic and biotech laboratory buildings described in Notes (D) and (E), respectively.  The allocation of depreciation expense is as follows:

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

2008 Acquisitions	$1,134
HRPT Medical Properties – 14	1,826
HRPT Medical Properties – 34	1,555
Total	$4,515

(K)      Represents the full quarter impact on general and administrative expenses for the three months ended March 31, 2008, of properties acquired by us during 2008 described in Note (G) and the pro forma impact of the acquisitions of the 14 and 34 medical office, clinic and biotech laboratory buildings described in Notes (D) and (E), respectively.  This general and administrative expense represents the management fees payable to RMR.  The management fees paid by us to RMR with respect to these properties being acquired will be the same as the management fees that are currently being paid by HRPT with respect to these properties and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these properties.  Also includes the amortization of the value of in-place leases exclusive of the value of above and below market in-place leases for the pending acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT.  The allocation of general and administrative expenses is as follows:

2008 Acquisitions	$222
HRPT Medical Properties – 14	284
HRPT Medical Properties – 34	213
HRPT Medical Properties – 14 (Origination Costs)	237
HRPT Medical Properties – 34 (Origination Costs)	271
Total	$1,227

(L)       In February 2008, we issued 6.2 million of our common shares in an underwritten public offering, raising net proceeds of $129,400.  We used the net proceeds from this offering to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, of the acquisitions described in Note (G).  The adjustment to our weighted average shares outstanding shows the impact of our common shares issued and outstanding at March 31, 2008 as if we issued these shares on January 1, 2008.

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2007

(M)     Represents the impact on revenues and operating expenses for the year ended December 31, 2007 of the historical results of our pending acquisitions from HRPT of the 14 medical office, clinic and biotech laboratory buildings which are subject to the Regulation S-X, Rule 3-14 audited financial statements included in Item 9.01(a) of this Report on Form 8-K. A management fee of 3% of gross rents is included in property operating expenses.

(N)      Represents the impact on revenues and expenses for the year ended December 31, 2007 of the historical results of our pending acquisitions from HRPT of 34 medical office, clinic and biotech laboratory buildings.  Such properties are leased to 13 separate tenants on a long term basis under net leases that transfer substantially all of the properties’ non financial operating and holding costs to the tenants. A management fee of 3% of gross rents is included in property operating expenses.

(O)      Represents the full year impact of the cost of financing the pending acquisitions of the 48 medical office, clinic and biotech laboratory buildings with borrowings under our revolving credit facility of $404,000 at our current interest rate of 3.48% per annum and obtaining a mortgage loan for $150,000 at an interest rate of 7.9% per annum. The cost of financing the remaining $11,000 of the purchase price is described in Note (R).  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(P)       During the first quarter of 2008, we purchased 19 senior living properties with a total of 1,692 units for approximately $272,391 from five unaffiliated parties.  We leased these properties for initial rent of $21,800.  Such properties are leased to Five Star on a long term basis under net leases that transfer substantially all of the properties’ non financial operating and holding costs to the tenant. We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February 2008 and net borrowings under our revolving credit facility of $121,000.  The adjustment to rental income represents the full year impact assuming we acquired these 19 senior living properties on January 1, 2007.  Also included is an adjustment for the six wellness centers that we purchased in October and November 2007 to show the full year impact of the rent in connection with this purchase.  The allocation of rental income is as follows:

2008 Acquisitions	$21,791
Wellness Centers	5,678
Total	$27,469

(Q)      Represents the straight-line rent adjustment of the pending acquisitions of the 48 medical office, clinic and biotech laboratory buildings.  Also includes the preliminary

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

amortization of capitalized above and below market lease values for these pending acquisitions.  The allocation of the adjustment is as follows:

HRPT Medical Properties – 14 (Straight-line)	$3,451
HRPT Medical Properties – 34 (Straight-line)	2,211
HRPT Medical Properties – 14 (Above Market Leases)	(2,967)
HRPT Medical Properties – 34 (Above Market Leases)	(900)
HRPT Medical Properties – 14 (Below Market Leases)	552
HRPT Medical Properties – 34 (Below Market Leases)	1,926
Total	$4,273

(R)      Represents the full year impact on interest expense for the year ended December 31, 2007, from $121,000 outstanding on our revolving credit facility at our current interest rate of 3.48% per annum for the 2008 acquisitions described above in Note (P) and an adjustment for the six wellness centers that we purchased in October and November 2007 to show the full year impact on interest expense on the 6.9% mortgage loan we assumed in connection with this purchase.  Also includes the interest expense on the assumption of three mortgage debts from HRPT that encumber two of the properties, one for $4,500 at 6.5% per annum, one for $2,100 at 7.85% per annum and one for $4,400 at 7.31% per annum.  The allocation of interest expense is as follows:

2008 Acquisitions	$4,211
Mortgage on wellness centers	944
Assumption of mortgage debt from HRPT	777
Total	$5,932

(S)       Represents the full year impact on depreciation expense for the year ended December 31, 2007, of the wellness centers acquired in October and November 2007, properties acquired by us during 2008 described above in Note (P) and the pro forma impact of the acquisitions of the 14 and 34 medical office, clinic and biotech laboratory buildings described in Notes (M) and (N), respectively.  The allocation of depreciation expense is as follows:

Wellness Centers	$1,740
2008 Acquisitions	7,004
HRPT Medical Properties – 14	7,302
HRPT Medical Properties – 34	6,220
Total	$22,266

(T)       Represents the full year impact on general and administrative expenses for the year ended December 31, 2007, of the wellness centers acquired in October and November 2007, properties acquired by us during 2008 described in Note (P) and the pro forma impact of the acquisitions of the 14 and 34 medical office, clinic and biotech laboratory buildings described in Notes (M) and (N), respectively.  This general and administrative expense represents the management fees payable to RMR.  The

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

management fees paid by us to RMR with respect to these properties being acquired will be the same as the management fees that are currently being paid by HRPT with respect to these properties and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these properties.  Also includes the amortization of the value of in-place leases exclusive of the value of above and below market in-place leases for the pending acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT.  The allocation of general and administrative expenses is as follows:

Wellness Centers	$338
2008 Acquisitions	1,362
HRPT Medical Properties – 14	1,133
HRPT Medical Properties – 34	852
HRPT Medical Properties – 14 (Origination Costs)	950
HRPT Medical Properties – 34 (Origination Costs)	1,084
Total	$5,719

(U)      In February 2007 and December 2007, we issued 6.0 and 5.0 million of our common shares in an underwritten public offering, raising net proceeds of $151,600 and $108,800, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, of the acquisitions described in Note (P).  The adjustment shows the impact to our weighted average shares outstanding at December 31, 2007 if we issued these shares on January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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By:	/s/ David J. Hegarty
David J. Hegarty
President and Chief Operating Officer
Dated: May 22, 2008

/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Dated: May 22, 2008